UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2004

GNC Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-116712 (Commission File Number)	72-1575170 (I.R.S. Employer Identification No.)

300 Sixth Avenue, Pittsburgh, Pennsylvania       15222
(Address of principal executive offices)       (Zip Code)

(412) 288-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

     On October 4, 2004, GNC Corporation issued a press release announcing the completion of its offer to exchange up to $100,000,000 of its outstanding 12% Series A Exchangeable Preferred Stock for 12% Series A Exchangeable Preferred Stock, which has been registered under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 4, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004

GNC CORPORATION
By:	/s/ David R. Heilman
	Name:	David R. Heilman
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 4, 2004.